                                                                      EXHIBIT 11

                   THE TIMES MIRROR COMPANY AND SUBSIDIARIES

                       COMPUTATION OF EARNINGS PER SHARE
                (IN THOUSANDS OF DOLLARS EXCEPT PER SHARE DATA)


                                                                              YEAR ENDED DECEMBER 31
                                                            -----------------------------------------------------------
                                                               1994            1993            1992            1991
                                                            -----------     -----------     -----------     -----------
PRIMARY
Average shares outstanding................................  128,611,404     128,587,823     128,557,808     128,505,760
Dilutive stock options based on the treasury stock method
  using average market price..............................      195,752         153,081         260,641         120,606
                                                            -----------     -----------     -----------     -----------
                                                            128,807,156     128,740,904     128,818,449     128,626,366
                                                            ============    ============    ============    ============
Income (loss) from continuing operations..................  $   126,238     $    51,669     $   (18,369)    $    14,320
Discontinued operations:
  Income from discontinued operations, net of income
    taxes.................................................       59,111         133,788          75,144          67,634
  Gain on sale of discontinued operations, net of income
    taxes.................................................                      131,702
                                                            -----------     -----------     -----------     -----------
Income before extraordinary loss and cumulative effect of
  changes in accounting principles........................      185,349         317,159          56,775          81,954
Extraordinary loss on early retirement of debt, net of
  income taxes............................................      (12,232)
Cumulative effect of changes in accounting principles:
  Postretirement benefits.................................                                     (133,376)
  Income taxes............................................                                       10,000
                                                            -----------     -----------     -----------     -----------
Net income (loss).........................................  $   173,117     $   317,159     $   (66,601)    $    81,954
                                                            ============    ============    ============    ============
Earnings (loss) per share:
  Continuing operations...................................  $       .98     $       .40     $      (.14)    $       .11
  Discontinued operations:
    Income from operations................................          .46            1.04             .58             .53
    Gain on sale..........................................                         1.02
  Extraordinary loss......................................         (.09)
  Cumulative effect of changes in accounting principles:
    Postretirement benefits...............................                                        (1.04)
    Income taxes..........................................                                          .08
                                                            -----------     -----------     -----------     -----------
Earnings (loss) per share.................................  $      1.35     $      2.46     $      (.52)    $       .64
                                                            ============    ============    ============    ============
FULLY DILUTED
Average shares outstanding................................  128,611,404     128,587,823     128,557,808     128,505,760
Dilutive stock options based on the treasury stock method
  using year-end market price, if higher than average
  market price............................................      195,752         258,897         172,182         135,296
                                                            -----------     -----------     -----------     -----------
                                                            128,807,156     128,846,720     128,729,990     128,641,056
                                                            ============    ============    ============    ============
Income (loss) from continuing operations..................  $   126,238     $    51,669     $   (18,369)    $    14,320
Discontinued operations:
  Income from discontinued operations, net of income
    taxes.................................................       59,111         133,788          75,144          67,634
  Gain on sale of discontinued operations, net of income
    taxes.................................................                      131,702
                                                            -----------     -----------     -----------     -----------
Income before extraordinary loss and cumulative effect of
  changes in accounting principles........................      185,349         317,159          56,775          81,954
Extraordinary loss on early retirement of debt, net of
  income taxes............................................      (12,232)
Cumulative effect of changes in accounting principles:
  Postretirement benefits.................................                                     (133,376)
  Income taxes............................................                                       10,000
                                                            -----------     -----------     -----------     -----------
Net income (loss).........................................  $   173,117     $   317,159     $   (66,601)    $    81,954
                                                            ============    ============    ============    ============
Earnings (loss) per share:
  Continuing operations...................................  $       .98     $       .40     $      (.14)    $       .11
  Discontinued operations:
    Income from operations................................          .46            1.04             .58             .53
    Gain on sale..........................................                         1.02
  Extraordinary loss......................................         (.09)
  Cumulative effect of changes in accounting principles:
      Postretirement benefits.............................                                        (1.04)
      Income taxes........................................                                          .08
                                                            -----------     -----------     -----------     -----------
Earnings (loss) per share.................................  $      1.35     $      2.46     $      (.52)    $       .64
                                                            ============    ============    ============    ============

                                                                      EXHIBIT 11


                   THE TIMES MIRROR COMPANY AND SUBSIDIARIES

                        COMPUTATION OF EARNINGS PER SHARE
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                          THIRD QUARTER ENDED               YEAR-TO-DATE ENDED
                                      ---------------------------       ---------------------------
                                       SEPTEMBER       SEPTEMBER         SEPTEMBER       SEPTEMBER
                                          25,             26,               25,             26,
                                         1994            1993              1994            1993
                                      -----------     -----------       -----------     -----------
PRIMARY
Average shares outstanding..........  128,612,692     128,592,924       128,609,594     128,583,394
Dilutive stock options based on the
  treasury stock method using
  average market price..............      108,907         124,806           188,768         155,754
                                      -----------     -----------       -----------     -----------
     Total..........................  128,721,599     128,717,730       128,798,362     128,739,148
                                       ==========      ==========        ==========      ==========
Income from continuing operations...  $    39,794     $    15,249       $    79,385     $    47,306
Income from discontinued operations,
  net of income taxes...............       12,505          62,458            41,009         108,047
                                      -----------     -----------       -----------     -----------
Net income..........................  $    52,299     $    77,707       $   120,394     $   155,353
                                       ==========      ==========        ==========      ==========
Earnings per share:
  Continuing operations.............  $       .31     $       .12       $       .61     $       .37
  Discontinued operations...........          .10             .48               .32             .84
                                      -----------     -----------       -----------     -----------
Earnings per share..................  $       .41     $       .60       $       .93     $      1.21
                                       ==========      ==========        ==========      ==========

FULLY DILUTED
Average shares outstanding..........  128,612,692     128,592,924       128,609,594     128,583,394
Dilutive stock options based on the
  treasury stock method using market
  price at the close of the period,
  if higher than average market
  price.............................      108,907         124,806           188,768         155,754
                                      -----------     -----------       -----------     -----------
     Total..........................  128,721,599     128,717,730       128,798,362     128,739,148
                                       ==========      ==========        ==========      ==========
Income from continuing operations...  $    39,794     $    15,249       $    79,385     $    47,306
Income from discontinued operations,
  net of income taxes...............       12,505          62,458            41,009         108,047
                                      -----------     -----------       -----------     -----------
Net Income..........................  $    52,299     $    77,707       $   120,394     $   155,353
                                       ==========      ==========        ==========      ==========
Earnings per share:
  Continuing operations.............  $       .31     $       .12       $       .61     $       .37
  Discontinued operations...........          .10             .48               .32             .84
                                      -----------     -----------       -----------     -----------
Earnings per share..................  $       .41     $       .60       $       .93     $      1.21
                                       ==========      ==========        ==========      ==========

                                                                      EXHIBIT 11



                   THE TIMES MIRROR COMPANY AND SUBSIDIARIES



                       COMPUTATION OF EARNINGS PER SHARE



                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)



                                                                        FOR THE QUARTER ENDED
                                                                    -----------------------------
                                                                    DECEMBER 31,     DECEMBER 31,
                                                                        1994             1993
                                                                    ------------     ------------
PRIMARY
  Average shares outstanding......................................   128,615,548      128,601,111
  Dilutive stock options based on the treasury stock method using
     average market price.........................................       135,684          207,975
                                                                     -----------      -----------
                                                                     128,751,232      128,809,086
                                                                     ===========      ===========
  Income from continuing operations...............................       $46,853           $4,363
  Discontinued operations:
     Income from discontinued operations, net of income taxes.....        18,102           25,741
     Gain on sale of discontinued operations, net of taxes........                        131,702
                                                                     -----------      -----------
  Income before extraordinary loss................................        64,955          161,806
  Extraordinary loss on early retirement of debt, net of income
     taxes........................................................       (12,232)
                                                                     -----------      -----------
  Net income......................................................       $52,723         $161,806
                                                                     ===========      ===========
  Earnings per share:
     Continuing operations........................................          $.36             $.04
     Discontinued operations:
       Income from operations.....................................           .14              .20
       Gain on sale...............................................                           1.02
     Extraordinary loss...........................................          (.09)
                                                                     -----------      -----------
  Earnings per share..............................................          $.41            $1.26
                                                                      ==========       ==========
FULLY DILUTED
  Average shares outstanding......................................   128,615,548      128,601,111
  Dilutive stock options based on the treasury stock method using market price at the close of the period, if higher than
     average market price.........................................       135,684          313,384
                                                                     -----------      -----------
                                                                     128,751,232      128,914,495
                                                                     ===========      ===========
  Income from continuing operations...............................       $46,853           $4,363
  Discontinued operations:
     Income from discontinued operations, net of income taxes.....        18,102           25,741
     Gain on sale of discontinued operations, net of taxes........                        131,702
                                                                     -----------      -----------
  Income before extraordinary loss................................        64,955          161,806
  Extraordinary loss on early retirement of debt, net of income
     taxes........................................................       (12,232)
                                                                     -----------      -----------
  Net income......................................................       $52,723         $161,806
                                                                     ===========      ===========
  Earnings per share:
     Continuing operations........................................          $.36             $.04
     Discontinued operations:
       Income from operations.....................................           .14              .20
       Gain on sale...............................................                           1.02
     Extraordinary loss...........................................          (.09)
                                                                     -----------      -----------
  Earnings per share..............................................          $.41            $1.26
                                                                     ===========      ===========